Long-Term Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Long-term Debt
NOTE 7 – LONG-TERM DEBT
The fair values of the Company’s outstanding borrowings approximate the carrying values. The following is a summary of long-term debt:

(in ‘000)	December 31, 2020	December 31, 2019
Term Loan – UBS	$308,959	$312,112
Term Loan – BNP Paribas	9	103

Total	308,968	312,215
Less – current portion	3,161	3,248
Less – debt issuance cost, net of accumulated amortization of $3.7 million and $1.8 million, respectively	7,403	9,233

Total – Long-term, net	$298,404	$299,734

The following is the summary of future principal repayments on long-term debt:

(in ‘000)	Amount
2021	$3,161
2022	3,153
2023	3,153
2024	299,501
2025	—

Total	$308,968

Term Loan – UBS
On December 21, 2018, certain of the Company’s subsidiaries entered into a credit agreement with UBS that consisted of a term loan of $280.0 million and a revolving credit facility of $30.0 million. The term loan with UBS required quarterly principal and interest payments with all remaining principal and interest due on

December 21, 2024. The term loan had an interest rate of LIBOR plus 5.5%. The revolving credit facility expires on December 21, 2023. The revolving credit facility had an interest rate of Prime plus 4.5%. The revolving credit facility also had a commitment fee of 0.50% of the unused balance. As of December 31, 2020, the Company had no amounts outstanding on the revolving line of credit.
On November 12, 2019, the Company amended its term loan with UBS in order to raise an additional $35.0 million. Under the amended agreement, the maturity date of the term loan and interest rate remained unchanged. However, the quarterly principal repayment changed to $0.8 million. The principal and quarterly interest are paid on the last business day of each quarter, except at maturity. The Company used the additional term loan to finance the acquisition of lntegron. The Company drew $8.3 million from its revolving credit facility to support its operations immediately following the acquisition.
As a result of this debt modification, the Company incurred $1.5 million in debt issuance costs, which was capitalized and will be amortized over the remaining term of the loan along with the unamortized debt issuance costs of the original debt.
The term loan agreement limits cash dividends and other distributions from the Company’s subsidiaries to Maple Holdings Inc. and also restricts the Company’s ability to pay cash dividends to its shareholders. At December 31, 2020, restricted net assets of the consolidated subsidiaries were $299.0 million.
The term loan agreement contains, among other things, financial covenants related to maximum total debt to adjusted EBITDA ratio and a minimum total leverage ratio. The Company was in compliance with these covenants for the years ended December 31, 2020 and 2019. The credit agreement is substantially secured by all the Company’s assets.
Term Loan – BNP Paribas
The loan matured in January 2021 and beared interest at 2.15% per annum with fixed blended payments of $7,740, which were payable monthly. On January 2, 2021, the Company extinguished the term loan outstanding with BNP Paribas by making the final fixed monthly payment.